                                                                   Exhibit 10.12

                              EMPLOYMENT AGREEMENT
                                    AMENDMENT

     THE EMPLOYMENT  AGREEMENT,  entered into on August 1, 2000, that terminates on July 31, 2002, by and between Cognigen Networks, Inc., a Colorado corporation
(the  "Company"),  and Jimmy L. Boswell (the  "Employee")  is hereby  amended  and modified as follows:  (a) the term thereof to extend from August 1, 2002, to and shall  terminate  on January 31, 2003;  and (b)  effective  August 1, 2002,  the compensation  thereof  to  increase  to  Sixty  Thousand and Forty-Eight Dollars
($60,048.00) for the six-month term ending January 31, 2003. All other terms and conditions of the Agreement remain unchanged.

      The parties accept and execute this Agreement, dated July 29, 2002:

                                               COGNIGEN NETWORKS, INC.

                                                By:  /s/ Darrell H. Hughes
                                                --------------------------
                                                Darrell H. Hughes, Chief
                                                 Executive Officer and President

                                                EMPLOYEE:

                                                 /s/ Jimmy L. Boswell
                                                --------------------------
                                                Jimmy L. Boswell

Attested to by:

/s/ David L. Jackson
--------------------
David L. Jackson, Corporate Secretary